MFS(R) GLOBAL GROWTH FUND *

                        Supplement to Current Prospectus


  Management Fee Reduction - Effective January 1, 2004, the Investment Advisory Agreement between MFS Series Trust VIII, on behalf of the MFS Global Growth Fund (the fund), and MFS will be amended to reduce the management fees paid by the fund to MFS to an annual rate of: 0.90% on assets up to $1 billion; 0.75% on assets in excess of $1 billion up to $2 billion; and 0.65% on assets in excess of $2 billion.

                The date of this supplement is December 31, 2003.

  * El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.